COHEN & STEERS REALTY SHARES, INC.

SUPPLEMENT DATED JUNE 29, 2007

TO

PROSPECTUS DATED MAY 1, 2007

Effective September 28, 2007, the fund will charge you a redemption fee of 2.00% of the value of any shares redeemed or exchanged within 60 days of the time of purchase. This information supercedes and replaces any information to the contrary in the prospectus.